[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)




                               [Graphic Omitted]


                              MASSACHUSETTS
                              INVESTORS GROWTH
                              STOCK FUND

                              SEMIANNUAL REPORT o MAY 31, 2000





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                      MUTUAL FUND GIFT KITS (see page 31)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2000

--------------
(1) For a more complete explanation of dollar-cost averaging and the math involved, see "ABCs of Investing" in the Investor Education section of our Web site (www.mfs.com).
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended May 31, 2000, Class A shares of the fund provided a total return of 12.64%, Class B shares 12.26%, Class C shares 12.21%, and Class I shares 12.81%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 2.88% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.40%.

Q. HOW DID THE PORTFOLIO OUTPERFORM BOTH ITS BENCHMARK AND A MAJORITY OF ITS PEERS DURING A PERIOD THAT INCLUDED DRAMATIC MARKET VOLATILITY?

A. The thing we work hardest to achieve in this portfolio is returns that consistently outperform the market, as represented by the S&P 500, over both short- and long-term periods. To use a baseball analogy, we seek to achieve consistency by hitting a lot of doubles and some triples, rather than taking a high-risk, swing-for-the-fences approach. The way we do that is through active stock picking based on MFS Original Research(R). We believe that if there's a secret to our success, it's simply the depth and quality of our research.

    More specifically, we feel several factors helped our performance during a period that included a sharp market correction. First, we tend to be well diversified across both companies and sectors; we avoid taking very big positions in any individual holdings. In our experience, that mitigates some of the volatility in a down market.

    Second, we cut back our technology holdings early in the first quarter because some of these stocks reached the price targets we had set for them and, we felt, others had risen to overly high valuations. That helped us weather a correction that largely affected technology stocks. Third, we used the correction as an opportunity to add to our positions in what we view as some very good companies at bargain prices. Cisco Systems is one example.

Q.  HOW ELSE HAVE THE PORTFOLIO'S HOLDINGS CHANGED OVER THE PAST SIX MONTHS?

A. We think the likelihood of a slowdown in corporate earnings has risen with the Federal Reserve Board's (the Fed's) increases in interest rates. We therefore increased the portfolio's diversification into sectors we believe may be less exposed to the economic cycle. Two examples are health care and business services. We've increased our weighting in health care stocks mainly by adding pharmaceutical holdings such as Pharmacia and Warner-Lambert, whose recent purchase by Pfizer becomes effective in June 2000. Short term, we expect there will continue to be a lot of rhetoric out of Washington regarding health care regulation, but in the long term we don't think that will seriously impact what our research indicates are strong earnings outlooks for these companies.

    Business services companies provide services that enable larger companies to become more efficient by downsizing and outsourcing. Two examples are Computer Sciences, an information technology consulting firm, and Automatic Data Processing, which we feel is the market leader in payroll processing. In addition to their strong growth prospects, we think many business services companies offer relatively predictable, consistent revenues, as much of their work tends to come from long-term contracts.

Q. WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO'S TECHNOLOGY AND TELECOMMUNICATIONS HOLDINGS?

A. Although in the short term we feel some of these companies could be sensitive to an economic slowdown, we continue to have a bullish long-term outlook for both the technology and telecommunications sectors. A look at current spending patterns around the world offers a reason for optimism. According to our research, spending on information technology is increasing in every area of the world. Our research shows that in the United States, spending is estimated to reach nearly 5% of gross domestic product this year. By comparison, however, Europe will spend about half of that figure, while Japan and other Asian countries will spend even less. We believe that in the long term these foreign economies will need to dramatically increase their technology spending in order to remain competitive with the United States -- and that a significant portion of that spending may go to companies in our portfolio that are already leaders in the communications and technology revolution, such as Cisco, Nortel, Corning, and Intel.

Q.  HOW WOULD YOU DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND STRATEGY?

A. Two phrases we often use in explaining our investment strategy are "sustainable competitive advantage" and "flexible and opportunistic." What we try to find for the portfolio are good businesses selling at reasonable valuations, and one of our definitions of a good business is one that exhibits a sustainable competitive advantage. Often that's a large market share; we tend to invest in businesses with very few competitors. A patented product is another form of competitive advantage; an example would be a pharmaceutical company with the most effective drug for a certain disease or condition. Lowest cost may be another form of sustainable competitive advantage.

    Micron Technology, which became one of our top-10 holdings during the period, offers an example. We believe the company has become a dominant global manufacturer of dynamic random access (DRAM) computer memory chips, which are essential components of computer hard drives, wireless phones, and other devices. According to our research, Micron's market share was about 8% in 1997 and is expected to reach nearly 20% this year; globally it is one of the two lowest-cost producers. It is also the only DRAM manufacturer that has added significant production capacity since 1996, by acquiring a chip factory from Texas Instruments. Currently, demand for DRAM chips is outstripping supply; we feel this situation could continue for some time and lead to dramatic price increases. So we believe Micron has a sustainable competitive advantage both from being one of the lowest-cost producers and having a dominant market share of a product experiencing high demand.

Q. AND WHAT DO YOU MEAN WHEN YOU DESCRIBE YOUR STYLE AS "FLEXIBLE AND OPPORTUNISTIC"?

A. Flexible and opportunistic are two aspects of the same strategy. As long-term investors, we try to buy stocks we believe we can hold for three years or more. But we also recognize that the investing landscape changes daily and has become increasingly volatile in recent years, due largely to the instantaneous flow of large amounts of information. We try to be flexible and take advantage of the opportunities that the market presents, in part by purchasing stocks we believe have strong growth prospects over the long term but are undervalued over the short term -- perhaps because of some negative announcement or what we believe is a false rumor. Everything continues to be driven by our Original Research(SM); in many cases our analysts have identified companies we would like to invest in when a drop in their stock price presents us with an opportunity.

   /s/ Thomas D. Barrett                 /s/ Stephen Pesek

       Thomas D. Barrett                     Stephen Pesek
       Portfolio Manager                     Portfolio Manager

Note to Shareholders: Effective April 1, 2000, Thomas D. Barrett became a portfolio manager of the fund.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   THOMAS D. BARRETT IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND, MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND, MFS(R) GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. PRIOR TO JOINING MFS IN 1996, MR. BARRETT SPENT TWO YEARS AS AN ASSISTANT VICE PRESIDENT AND EQUITY RESEARCH ANALYST WITH A LARGE INVESTMENT MANAGEMENT FIRM. FROM 1988 TO 1992 HE WAS A DIRECTOR OF FINANCE -- TAX PRACTICE FOR ARTHUR ANDERSEN & COMPANY. HE BEGAN HIS CAREER AT MFS AS A RESEARCH ANALYST AND BECAME PORTFOLIO MANAGER IN 2000. A CHARTERED FINANCIAL ANALYST, MR. BARRETT HOLDS A MASTERS OF MANAGEMENT DEGREE FROM NORTHWESTERN UNIVERSITY'S KELLOGG SCHOOL AND A BACHELOR OF ARTS FROM THE UNIVERSITY OF CALIFORNIA, LOS ANGELES.

   STEPHEN PESEK IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND, MFS(R) CORE GROWTH FUND, AND THE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE IS ALSO A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND AND MFS(R) GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)). MR. PESEK JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT A MAJOR INVESTMENT MANAGEMENT FIRM AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
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  OBJECTIVE:                        SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE
                                    INCOME RATHER THAN CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:            JANUARY 1, 1935

  CLASS INCEPTION:                  CLASS A  JANUARY 1, 1935
                                    CLASS B  SEPTEMBER 7, 1993
                                    CLASS C  NOVEMBER 3, 1997
                                    CLASS I  JANUARY 2, 1997

  SIZE:                             $15.8 BILLION NET ASSETS AS OF MAY 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2000

CLASS A
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +12.64%      +31.21%      +136.17%      +310.08%      +567.61%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         +31.21%      + 33.17%      + 32.61%      + 20.91%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         +23.67%      + 30.57%      + 31.05%      + 20.19%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +12.26%      +30.38%      +131.52%      +294.96%      +534.49%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         +30.38%      + 32.29%      + 31.62%      + 20.29%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         +26.38%      + 31.72%      + 31.48%      + 20.29%
-----------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +12.21%      +30.38%      +132.10%      +303.01%      +556.10%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         +30.38%      + 32.40%      + 32.15%      + 20.70%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         +29.38%      + 32.40%      + 32.15%      + 20.70%
-----------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +12.81%      +31.70%      +138.53%      +314.52%      +574.85%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         +31.70%      + 33.61%      + 32.90%      + 21.04%
-----------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2000

FIVE LARGEST STOCK SECTORS

                  TECHNOLOGY                         35.2%
                  HEALTH CARE                        11.6%
                  UTILITIES & COMMUNICATIONS         11.2%
                  SPECIAL PRODUCTS & SERVICES         8.7%
                  FINANCIAL SERVICES                  8.7%

TOP 10 STOCK HOLDINGS

INTEL CORP.  2.8%                        MICRON TECHNOLOGY, INC.  2.1%
Semiconductor manufacturer               Semiconductor manufacturer

TYCO INTERNATIONAL LTD.  2.6%            CORNING, INC.  2.0%
Security systems, packaging, and         Materials and equipment supplier to the
electronic-equipment conglomerate        communications industry

CISCO SYSTEMS, INC.  2.5%                SAFEWAY, INC.  2.0%
Computer network developer               Grocery store chain

GENERAL ELECTRIC CO.  2.3%               MICROSOFT CORP.  2.0%
Diversified manufacturing and            Computer software and systems company
financial services conglomerate
                                         NORTEL NETWORKS CORP.  2.0%
WARNER-LAMBERT CO.  2.1%                 Designer and developer of data and
Pharmaceutical company                   telephony networks

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2000

Stocks - 97.7%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                       VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.2%
  Advertising
    Young & Rubicam, Inc.                                             98,500             $     4,703,375
--------------------------------------------------------------------------------------------------------
  Aerospace - 1.0%
    Honeywell International, Inc.                                  2,743,900             $   150,057,031
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    Providian Financial Corp.                                      1,191,700             $   105,986,819
--------------------------------------------------------------------------------------------------------
  Biotechnology - 4.0%
    Abbott Laboratories, Inc.                                      5,018,000             $   204,169,875
    Pharmacia Corp.*                                               5,513,379                 286,351,122
    Waters Corp.*                                                  1,455,900                 137,582,550
                                                                                         ---------------
                                                                                         $   628,103,547
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.0%
    Seagate Technology, Inc.*                                      2,691,140             $   156,086,120
    Sun Microsystems, Inc.*                                        2,174,200                 166,598,075
                                                                                         ---------------
                                                                                         $   322,684,195
--------------------------------------------------------------------------------------------------------
  Business Services - 4.5%
    Automatic Data Processing, Inc.                                3,983,500             $   218,843,531
    BEA Systems, Inc.*                                               820,600                  29,644,175
    BISYS Group, Inc.*                                             1,030,500                  67,755,375
    Computer Sciences Corp.*                                       2,147,100                 205,987,406
    First Data Corp.                                               2,687,500                 150,667,969
    Fiserv, Inc.*                                                    896,100                  41,892,675
                                                                                         ---------------
                                                                                         $   714,791,131
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 3.0%
    Motorola, Inc.                                                 2,823,815             $   264,732,656
    Sprint Corp. (PCS Group)*                                      3,654,000                 202,797,000
                                                                                         ---------------
                                                                                         $   467,529,656
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Compaq Computer Corp.                                          1,900,800             $    49,896,000
    Dell Computer Corp.*                                           2,838,200                 122,397,375
                                                                                         ---------------
                                                                                         $   172,293,375
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.2%
    Mercury Interactive Corp.*                                       424,930             $    36,012,818
    Microsoft Corp.*                                               4,937,300                 308,889,831
                                                                                         ---------------
                                                                                         $   344,902,649
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    EMC Corp.*                                                     1,792,000             $   208,432,000
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.8%
    BMC Software, Inc.*                                            3,581,050             $   157,566,200
    Cadence Design Systems, Inc.*                                  5,246,000                  83,936,000
    Computer Associates International, Inc.                        3,256,400                 167,704,600
    Compuware Corp.*                                                 364,400                   3,712,325
    Comverse Technology, Inc.*                                     1,369,200                 125,110,650
    E.piphany, Inc.*                                                  50,000                   3,906,250
    Electronic Data Systems Corp.                                  1,422,900                  91,510,256
    I2 Technologies, Inc.*                                           298,500                  31,752,938
    Oracle Corp.*                                                  2,770,800                 199,151,250
    Rational Software Corp.*                                       1,197,000                  87,755,062
    Redback Networks, Inc.*                                           50,000                   4,193,750
    Siebel Systems, Inc.*                                            452,500                  52,942,500
    VERITAS Software Corp.*                                          504,600                  58,785,900
                                                                                         ---------------
                                                                                         $ 1,068,027,681
--------------------------------------------------------------------------------------------------------
  Conglomerates - 2.6%
    Tyco International Ltd.                                        8,572,800             $   403,457,400
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Colgate-Palmolive Co.                                            641,400             $    33,753,675
    Philip Morris Cos., Inc.                                         529,000                  13,820,125
                                                                                         ---------------
                                                                                         $    47,573,800
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    Emerson Electric Co.                                           1,277,800             $    75,390,200
    General Electric Co.                                           6,604,100                 347,540,762
                                                                                         ---------------
                                                                                         $   422,930,962
--------------------------------------------------------------------------------------------------------
  Electronics - 9.8%
    Altera Corp.*                                                    532,300             $    45,711,263
    Analog Devices, Inc.*                                          1,321,000                 101,717,000
    Applied Micro Circuits Corp.*                                     10,000                     992,500
    Atmel Corp.*                                                   2,617,400                  99,951,962
    Flextronics International Ltd.*                                2,463,251                 134,093,226
    Intel Corp.                                                    3,512,700                 437,989,781
    Lam Research Corp.*                                            1,616,100                  51,917,213
    LSI Logic Corp.*                                               3,264,500                 171,998,344
    Micron Technology, Inc.*                                       4,650,600                 325,251,337
    National Semiconductor Corp.*                                  1,964,240                 105,577,900
    Teradyne, Inc.*                                                  748,000                  64,328,000
                                                                                         ---------------
                                                                                         $ 1,539,528,526
--------------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Dynegy, Inc.                                                     335,400             $    25,867,725
--------------------------------------------------------------------------------------------------------
  Entertainment - 3.6%
    Infinity Broadcasting Corp., "A"*                              3,777,225             $   119,454,741
    Time Warner, Inc.                                              2,472,488                 195,172,021
    Univision Communications, Inc., "A"*                             777,300                  80,061,900
    USA Networks, Inc.*                                            1,894,700                  35,880,881
    Viacom, Inc., "B"*                                             2,136,507                 132,463,434
                                                                                         ---------------
                                                                                         $   563,032,977
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.7%
    American Express Co.                                           1,315,800             $    70,806,488
    Associates First Capital Corp., "A"                            3,854,800                 105,766,075
    Citigroup, Inc.                                                3,141,100                 195,337,156
    Federal Home Loan Mortgage Corp.                               1,995,300                  88,790,850
    State Street Corp.                                             1,140,300                 127,143,450
                                                                                         ---------------
                                                                                         $   587,844,019
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    AXA Financial, Inc.                                            1,247,400             $    48,570,638
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Anheuser-Busch Cos., Inc.                                      1,930,200             $   149,590,500
    Coca-Cola Co.                                                  1,682,600                  89,808,775
                                                                                         ---------------
                                                                                         $   239,399,275
--------------------------------------------------------------------------------------------------------
  Insurance - 3.7%
    American International Group, Inc.                             2,379,975             $   267,895,936
    Hartford Financial Services Group, Inc.                        3,387,000                 200,256,375
    Marsh & McLennan Cos., Inc.                                    1,116,453                 122,879,608
                                                                                         ---------------
                                                                                         $   591,031,919
--------------------------------------------------------------------------------------------------------
  Internet - 1.0%
    Juniper Networks, Inc.                                            50,000             $     8,759,375
    VeriSign, Inc.*                                                1,050,300                 142,184,363
                                                                                         ---------------
                                                                                         $   150,943,738
--------------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Deere & Co., Inc.                                              2,007,100             $    83,420,094
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 6.0%
    Alza Corp.*                                                      305,100             $    15,502,894
    American Home Products Corp.                                   4,427,400                 238,526,175
    Bausch & Lomb, Inc.                                            1,500,700                 104,298,650
    Bristol-Myers Squibb Co.                                       4,654,800                 256,304,925
    Warner-Lambert Co.                                             2,685,900                 328,015,537
                                                                                         ---------------
                                                                                         $   942,648,181
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    Genzyme Corp.*                                                   303,600             $    17,248,275
    Medimmune, Inc.*                                                  98,700                  15,335,513
    Medtronic, Inc.                                                2,597,700                 134,106,262
                                                                                         ---------------
                                                                                         $   166,690,050
--------------------------------------------------------------------------------------------------------
  Oil Services - 3.8%
    Baker Hughes, Inc.                                             4,601,100             $   166,789,875
    Cooper Cameron Corp.*                                            321,725                  22,440,319
    Diamond Offshore Drilling, Inc.                                1,790,300                  73,178,513
    Global Marine, Inc.*                                           2,989,800                  84,648,712
    Halliburton Co.                                                3,063,300                 156,228,300
    Noble Drilling Corp.*                                          2,377,500                 103,124,062
                                                                                         ---------------
                                                                                         $   606,409,781
--------------------------------------------------------------------------------------------------------
  Oils - 1.8%
    Apache Corp.                                                     549,400             $    33,444,725
    Coastal Corp.                                                  1,736,300                 106,565,412
    Exxon Mobil Corp.                                                568,100                  47,329,831
    Transocean Sedco Forex, Inc.                                   2,011,000                  98,916,063
                                                                                         ---------------
                                                                                         $   286,256,031
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Sepracor, Inc.*                                                  541,000             $    51,733,125
    Watson Pharmaceuticals, Inc.*                                     50,000                   2,206,250
                                                                                         ---------------
                                                                                         $    53,939,375
--------------------------------------------------------------------------------------------------------
  Retail - 3.1%
    Costco Wholesale Corp.*                                        1,092,200             $    34,882,138
    CVS Corp.                                                      5,845,800                 254,292,300
    Home Depot, Inc.                                                 115,643                   5,644,824
    Office Depot, Inc.*                                            2,919,000                  20,615,438
    Tandy Corp.                                                    2,726,300                 115,697,356
    Wal-Mart Stores, Inc.                                            882,500                  50,854,062
                                                                                         ---------------
                                                                                         $   481,986,118
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.4%
    Kroger Co.*                                                    3,596,100             $    71,472,487
    Safeway, Inc.*                                                 6,710,400                 309,517,200
                                                                                         ---------------
                                                                                         $   380,989,687
--------------------------------------------------------------------------------------------------------
  Telecommunications - 12.0%
    Alltel Corp.                                                     762,000             $    49,863,375
    Amdocs Ltd.*                                                     859,210                  53,217,319
    American Tower Corp., "A"*                                     4,301,400                 159,689,475
    AT&T Corp., "A"*                                               2,432,000                 107,768,000
    Cabletron Systems, Inc.*                                       1,377,500                  31,596,406
    CIENA Corp.*                                                     195,200                  23,363,000
    Cisco Systems, Inc.*                                           6,833,500                 389,082,406
    Comcast Corp., "A"*                                            4,307,600                 163,150,350
    Corning, Inc.                                                  1,626,100                 314,548,719
    Emulex Corp.*                                                    100,000                   4,550,000
    Intermedia Communications, Inc.*                                  27,920                     698,000
    JDS Uniphase Corp.*                                              173,000                  15,224,000
    Metromedia Fiber Network, Inc., "A"*                           4,764,500                 147,401,719
    Network Solutions, Inc.*                                       1,052,820                 155,619,956
    Nextlink Communications, Inc., "A"*                              799,000                  55,979,938
    NTL, Inc.*                                                     1,910,025                 112,810,852
    Pegasus Communications Corp.*                                     91,800                   3,763,800
    Qwest Communications International, Inc.*                      1,692,400                  71,609,675
    Sonus Networks, Inc.*                                             23,180                   1,690,691
    UnitedGlobalCom, Inc.*                                           519,500                  24,936,000
    Vignette Corp.*                                                   60,140                   1,657,609
                                                                                         ---------------
                                                                                         $ 1,888,221,290
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    AES Corp.*                                                     3,335,200             $   290,996,200
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Enron Corp.                                                      966,900             $    70,462,838
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $14,059,712,083
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.5%
  Bermuda - 1.2%
    Global Crossing Ltd. (Telecommunications)*                     7,177,900             $   179,896,119
--------------------------------------------------------------------------------------------------------
  Canada - 1.9%
    Nortel Networks Corp. (Telecommunications)*                    5,567,600             $   302,390,275
--------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Nokia Corp., ADR (Telecommunications)                            625,700             $    32,536,400
--------------------------------------------------------------------------------------------------------
  France - 0.3%
    Vivendi S.A. (Business Services)                                 478,200             $    51,291,976
--------------------------------------------------------------------------------------------------------
  Israel - 0.6%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                          508,300             $    95,496,862
--------------------------------------------------------------------------------------------------------
  Japan - 0.6%
    Fast Retailing Co. (Retail)                                      233,300             $    99,555,488
--------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    Grupo Television S.A. de C.V., GDR (Entertainment)*              497,000             $    27,676,688
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.3%
    KPN N.V. (Telecommunications)*                                   543,310             $    49,052,944
    Royal Dutch Petroleum Co. (Oils)                               2,587,000                 159,323,466
                                                                                         ---------------
                                                                                         $   208,376,410
--------------------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Samsung Electronics (Electronics)                                221,800             $    60,508,769
--------------------------------------------------------------------------------------------------------
  Sweden - 0.5%
    Telefonaktiebolaget LM Ericsson AB (Telecommunications)        4,068,300             $    82,689,024
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.3%
    Vodafone AirTouch PLC (Telecommunications)*                   45,668,043             $   208,429,711
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $ 1,348,847,722
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $13,295,173,653)                                          $15,408,559,805
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.1%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 6/09/00 - 6/13/00                                      $   100,000             $    99,823,889
    Federal National Mortgage Assn., due 6/19/00                      50,000                  49,841,750
    General Electric Capital Corp., due 6/01/00                       39,932                  39,932,000
    UBS Finance, Inc., due 6/01/00                                   300,000                 300,000,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $   489,597,639
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $13,784,771,292)                                     $15,898,157,444

Other Assets, Less Liabilities - (0.8)%                                                     (130,212,306)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $15,767,945,138
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MAY 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $13,784,771,292)      $15,898,157,444
  Investments of cash collateral for securities loaned,
    at value (identified cost, $881,815,003)                        881,815,003
  Cash                                                                    5,241
  Foreign currency, at value (identified cost, $5,624,950)            5,633,378
  Receivable for Fund shares sold                                    74,248,066
  Receivable for investments sold                                   428,074,495
  Dividends and interest receivable                                   7,758,206
  Other assets                                                           35,183
                                                                ---------------
    Total assets                                                $17,295,727,016
                                                                ---------------
Liabilities:
  Payable for Fund shares reacquired                            $   117,823,600
  Payable for investments purchased                                 526,819,713
  Collateral for securities loaned, at value                        881,815,003
  Payable to affiliates -
    Management fee                                                      142,151
    Shareholder servicing agent fee                                      42,967
    Distribution and service fee                                        266,942
    Administrative fee                                                    1,868
  Accrued expenses and other liabilities                                869,634
                                                                ---------------
      Total liabilities                                         $ 1,527,781,878
                                                                ---------------
Net assets                                                      $15,767,945,138
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $12,473,783,503
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               2,113,166,084
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                 1,216,245,712
  Accumulated net investment loss                                   (35,250,161)
                                                                ---------------
      Total                                                     $15,767,945,138
                                                                ===============
Shares of beneficial interest outstanding                         808,802,781
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $8,931,802,776 / 446,642,015 shares
    of beneficial interest outstanding)                             $20.00
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                $21.22
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $5,163,111,714 / 273,651,877 shares
    of beneficial interest outstanding)                             $18.87
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,538,850,239 / 81,827,356 shares of
    beneficial interest outstanding)                                $18.81
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $134,180,409 / 6,681,533 shares of
    beneficial interest outstanding)                                $20.08
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $   29,174,696
    Interest                                                         21,321,570
    Foreign taxes withheld                                             (346,453)
                                                                 --------------
      Total investment income                                    $   50,149,813
                                                                 --------------
  Expenses -
    Management fee                                               $   24,205,716
    Trustees' compensation                                               58,118
    Shareholder servicing agent fee                                   7,335,065
    Distribution and service fee (Class A)                           14,898,658
    Distribution and service fee (Class B)                           23,467,431
    Distribution and service fee (Class C)                            6,701,218
    Administrative fee                                                  207,403
    Custodian fee                                                     1,531,423
    Printing                                                            132,390
    Postage                                                             560,005
    Auditing fees                                                        16,192
    Legal fees                                                            3,719
    Miscellaneous                                                     4,814,529
                                                                 --------------
      Total expenses                                             $   83,931,867
    Fees paid indirectly                                             (1,166,798)
                                                                 --------------
      Net expenses                                               $   82,765,069
                                                                 --------------
        Net investment loss                                      $  (32,615,256)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $1,377,496,812
    Foreign currency transactions                                    (3,975,941)
                                                                 --------------
      Net realized gain on investments and foriegn currency
        transactions                                             $1,373,520,871
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $   49,086,995
    Translation of assets and liabilities in foreign currencies        (260,517)
                                                                 --------------
      Net unrealized gain on investments and foreign currency
        translation                                              $   48,826,478
                                                                 --------------
        Net realized and unrealized gain on investments and
          foreign currency                                       $1,422,347,349
                                                                 --------------
          Increase in net assets from operations                 $1,389,732,093
                                                                 ==============
See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                              MAY 31, 2000              NOVEMBER 30, 1999
                                                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $   (32,615,256)               $   (25,545,741)
  Net realized gain on investments and foreign
    currency transactions                                    1,373,520,871                  1,033,471,495
  Net unrealized gain on investments and foreign
    currency translation                                        48,826,478                  1,118,703,102
                                                           ---------------                ---------------
    Increase in net assets from operations                 $ 1,389,732,093                $ 2,126,628,856
                                                           ---------------                ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $       --                     $      (708,642)
  From net investment income (Class I)                             --                            (101,112)
  From net realized gain on investments and foreign
    currency transactions (Class A)                           (588,811,032)                  (286,212,079)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (311,509,283)                  (102,582,982)
  From net realized gain on investments and foreign
    currency transactions (Class C)                            (84,523,845)                   (21,354,752)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (8,203,833)                    (4,699,676)
  In excess of net investment income (Class A)                     --                            (441,814)
  In excess of net investment income (Class I)                     --                             (63,039)
                                                           ---------------                ---------------
    Total distributions declared to shareholders           $  (993,047,993)               $  (416,164,096)
                                                           ---------------                ---------------
Net increase in net assets from Fund share
  transactions                                             $ 3,900,594,548                $ 5,119,071,485
                                                           ---------------                ---------------
    Total increase in net assets                           $ 4,297,278,648                $ 6,829,536,245
Net assets:
  At beginning of period                                    11,470,666,490                  4,641,130,245
                                                           ---------------                ---------------
At end of period (including accumulated net
  investment loss of $35,250,161 and $2,634,905,
  respectively)                                            $15,767,945,138                $11,470,666,490
                                                           ===============                ===============
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                 SIX MONTHS ENDED         --------------------------------------------------------------------
                                     MAY 31, 2000             1999            1998            1997          1996          1995
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $19.29           $16.06          $14.68          $13.44        $12.51        $10.48
                                           ------           ------          ------          ------        ------        ------
Income from investment operations# -
  Net investment income (loss)             $(0.02)          $(0.01)         $ 0.02          $ 0.01        $(0.01)       $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency         2.35             4.63            3.63            4.33          2.55          3.12
                                           ------           ------          ------          ------        ------        ------
      Total from investment operations     $ 2.33           $ 4.62          $ 3.65          $ 4.34        $ 2.54        $ 3.11
                                           ------           ------          ------          ------        ------        ------
Less distributions declared to shareholders -
  From net investment income               $  --            $  -- *         $(0.01)         $  --         $ --          $ --
  From net realized gain on investments
    and foreign currency transactions       (1.62)           (1.39)          (2.26)          (3.10)        (1.61)        (1.08)
  In excess of net investment income         --               --  *           --              --            --            --
                                           ------           ------          ------          ------        ------        ------
      Total distributions declared to
        shareholders                       $(1.62)          $(1.39)         $(2.27)         $(3.10)       $(1.61)       $(1.08)
                                           ------           ------          ------          ------        ------        ------
Net asset value - end of period            $20.00           $19.29          $16.06          $14.68        $13.44        $12.51
                                           ======           ======          ======          ======        ======        ======
Total return(+)                             12.64%++         31.27%          30.24%          42.91%        23.87%        32.91%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                 0.88%+           0.87%           0.79%           0.71%         0.72%         0.73%
  Net investment income (loss)              (0.18)%+         (0.08)%          0.15%           0.05%        (0.05)%       (0.08)%
Portfolio turnover                            137%             174%             62%             93%          107%           46%
Net assets at end of period
  (000,000 Omitted)                        $8,932           $6,802          $3,283          $1,773        $1,341        $1,180

  * Per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                 SIX MONTHS ENDED         --------------------------------------------------------------------
                                     MAY 31, 2000             1999            1998            1997          1996          1995
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $18.28           $15.37          $14.23          $13.12        $12.26        $10.35
                                           ------           ------          ------          ------        ------        ------
Income from investment operations# -
  Net investment loss                      $(0.08)          $(0.12)         $(0.07)         $(0.09)       $(0.11)       $(0.11)
  Net realized and unrealized gain on
    investments and foreign currency         2.22             4.42            3.47            4.21          2.51          3.10
                                           ------           ------          ------          ------        ------        ------
      Total from investment operations     $ 2.14           $ 4.30          $ 3.40          $ 4.12        $ 2.40        $ 2.99
                                           ------           ------          ------          ------        ------        ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions      $(1.55)          $(1.39)         $(2.26)         $(3.01)       $(1.54)       $(1.08)
                                           ------           ------          ------          ------        ------        ------
Net asset value - end of period            $18.87           $18.28          $15.37          $14.23        $13.12        $12.26
                                           ======           ======          ======          ======        ======        ======
Total return                                12.26%++         30.47%          29.29%          41.77%        22.87%        32.09%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                 1.53%+           1.52%           1.48%           1.50%         1.61%         1.63%
  Net investment loss                       (0.83)%+         (0.74)%         (0.54)%         (0.74)%       (0.94)%       (0.98)%
Portfolio turnover                            137%             174%             62%             93%          107%           46%
Net assets at end of period
  (000,000 Omitted)                        $5,163           $3,608          $1,081             $93           $25           $14

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30,            PERIOD ENDED
                                           SIX MONTHS ENDED              ---------------------------            NOVEMBER 30,
                                               MAY 31, 2000                  1999               1998                   1997*
                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $18.23                $15.33             $14.23                  $13.98
                                                     ------                ------             ------                  ------
Income from investment operations# -
  Net investment loss                                $(0.08)               $(0.12)            $(0.07)                 $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency                   2.21                  4.41               3.46                    0.26
                                                     ------                ------             ------                  ------
      Total from investment operations               $ 2.13                $ 4.29             $ 3.39                  $ 0.25
                                                     ------                ------             ------                  ------
Less distributions declared to shareholders -
  From net investment income                         $ --                  $ --               $(0.03)                 $ --
  From net realized gain on investments
    and foreign currency transactions                 (1.55)                (1.39)             (2.26)                   --
                                                     ------                ------             ------                  ------
      Total distributions declared to
        shareholders                                 $(1.55)               $(1.39)            $(2.29)                 $ --
                                                     ------                ------             ------                  ------
Net asset value - end of period                      $18.81                $18.23             $15.33                  $14.23
                                                     ======                ======             ======                  ======
Total return                                          12.21%++              30.49%             29.27%                   1.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.53%+                1.52%              1.48%                   1.54%+
  Net investment income                               (0.83)%+              (0.74)%            (0.54)%                 (0.91)%+
Portfolio turnover                                      137%                  174%                62%                     93%
Net assets at end of period
  (000 Omitted)                                  $1,538,850              $965,054           $223,256                    $383

 * For the period from the inception of Class C, November 3, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30,            PERIOD ENDED
                                           SIX MONTHS ENDED              ---------------------------            NOVEMBER 30,
                                               MAY 31, 2000                  1999               1998                   1997*
                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $19.38                $16.10             $14.71                  $ 9.86
                                                     ------                ------             ------                  ------
Income from investment operations# -
  Net investment income                              $ 0.02                $ 0.05             $ 0.07                  $ 0.03
  Net realized and unrealized gain on
    investments and foreign currency                   2.35                  4.67               3.61                    4.82
                                                     ------                ------             ------                  ------
      Total from investment operations               $ 2.37                $ 4.72             $ 3.68                  $ 4.85
                                                     ------                ------             ------                  ------
Less distributions declared to shareholders -
  From net investment income                         $ --                  $(0.03)            $(0.03)                 $ --
  From net realized gain on investments
    and foreign currency transactions                 (1.67)                (1.39)             (2.26)                   --
  In excess of net investment income                   --                   (0.02)              --                      --
                                                     ------                ------             ------                  ------
                                                                                                                      $
      Total distributions declared to
        shareholders                                 $(1.67)               $(1.44)            $(2.29)                   --
                                                     ------                ------             ------                  ------
Net asset value - end of period                      $20.08                $19.38             $16.10                  $14.71
                                                     ======                ======             ======                  ======
Total return                                          12.81%++              31.90%             30.56%                  49.19%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                           0.53%+                0.52%              0.49%                   0.49%+
  Net investment income                                0.17%+                0.28%              0.45%                   0.22%+
Portfolio turnover                                      137%                  174%                62%                     93%
Net assets at end of period (000 Omitted)          $134,180               $95,539            $54,406                 $12,482

 * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2000, the value of securities loaned was $870,862,988. These loans were collateralized by U.S. Treasury securities of $13,851,060 and cash of $881,815,003 which was invested in the following short-term obligations:

                                                       SHARES/    AMORTIZED COST
                                              PRINCIPAL AMOUNT         AND VALUE
--------------------------------------------------------------------------------
Bayerische und Vereinsbank, 6.26%, due 7/20/00    $  2,000,000      $  1,998,924
Old Line Funding Corp., 6.29%, due 6/01/00           1,561,000         1,561,000
Salomon Smith Barney, Inc., 6.55%, due 6/01/00       5,344,191         5,344,191
Salomon Smith Barney, Inc., 6.57%, due 6/01/00      20,000,000        20,000,000
Navigator Securities Lending Prime Portfolio       852,910,888       852,910,888
                                                                    ------------
Total investments of cash collateral for
  securities loaned                                                 $881,815,003
                                                                    ============

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $1,166,798 under this agreement. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and only those distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $19,548 for the six months ended May 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,959,154 for the six months ended May 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $905,363 for the six months ended May 31, 2000. Fees incurred under the distribution plan during the six months ended May 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $42,468 and $7,604 for Class B and Class C shares, respectively, for the six months ended May 31, 2000. Fees incurred under the distribution plan during the six months ended May 31, 2000, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2000, were $30,270, $3,569,746, and $222,230 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES             SALES
--------------------------------------------------------------------------------
U.S. government securities                     $   182,701,715   $    79,323,330
                                               ---------------   ---------------
Investments (non-U.S. government securities)   $22,123,390,465   $19,166,411,741
                                               ---------------   ---------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $13,784,771,292
                                                              ---------------
Gross unrealized appreciation                                 $ 2,513,108,880
Gross unrealized depreciation                                    (399,722,728)
                                                              ---------------
    Net unrealized appreciation                               $ 2,113,386,152
                                                              ===============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED MAY 31, 2000             YEAR ENDED NOVEMBER 30, 1999
                                    -----------------------------        ---------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                     413,383,185        $8,491,349,488        450,240,892        $7,750,377,097
Shares issued to shareholders
  in reinvestment of
  distributions                  24,114,451           453,841,962         13,626,740           204,171,579
                                -----------        --------------        -----------        --------------
    Net increase                 94,094,327        $1,849,386,153        148,095,299        $2,445,305,222
                                ===========        ==============        ===========        ==============

Class B Shares
                                    SIX MONTHS ENDED MAY 31, 2000             YEAR ENDED NOVEMBER 30, 1999
                                    -----------------------------        ---------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                      83,396,896        $1,624,523,972        143,402,660        $2,314,027,813
Shares issued to shareholders
  in reinvestment of
  distributions                  14,880,641           265,026,055          6,060,402            86,547,104
Shares reacquired               (21,984,030)         (429,060,919)       (22,415,571)         (365,816,542)
                                -----------        --------------        -----------        --------------
    Net increase                 76,293,507        $1,460,489,108        127,047,491        $2,034,758,375
                                ===========        ==============        ===========        ==============

Class C Shares
                                    SIX MONTHS ENDED MAY 31, 2000             YEAR ENDED NOVEMBER 30, 1999
                                    -----------------------------        ---------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                      39,124,713        $  759,508,864         48,836,329        $  786,078,490
Shares issued to shareholders
  in reinvestment of
  distributions                   3,472,005            61,628,711            988,784            14,085,135
Shares reacquired               (13,706,812)         (266,283,371)       (11,449,264)         (186,635,739)
                                -----------        --------------        -----------        --------------
    Net increase                 28,889,906        $  554,854,204         38,375,849        $  613,527,886
                                ===========        ==============        ===========        ==============

Class I Shares
                                    SIX MONTHS ENDED MAY 31, 2000             YEAR ENDED NOVEMBER 30, 1999
                                    -----------------------------        ---------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                       3,494,333        $   73,920,539          1,882,532        $   31,864,895
Shares issued to shareholders
  in reinvestment of
  distributions                     358,499             6,764,882            266,753             3,995,963
Shares reacquired                (2,100,005)          (44,820,338)          (599,517)          (10,380,856)
                                -----------        --------------        -----------        --------------
    Net increase                  1,752,827        $   35,865,083          1,549,768        $   25,480,002
                                ===========        ==============        ===========        ==============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 2000, was $56,401. The Fund had no borrowings during the period.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

TRUSTEES                                                    SECRETARY
J. Atwood Ives - Chairman and Chief Executive               Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                           ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                        CUSTODIAN
                                                            State Street Bank and Trust Company
William J. Poorvu - Adjunct Professor, Harvard
University Graduate School of Business                      INVESTOR INFORMATION
Administration                                              For information on MFS mutual funds, call your
                                                            investment professional or, for an information
Charles W. Schmidt - Private Investor                       kit, call toll free: 1-800-637-2929 any
                                                            business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive                         (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                   INVESTOR SERVICE
                                                            MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                     P.O. Box 2281
Executive Officer, MFS Investment Management                Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant                    For general information, call toll free:
                                                            1-800-225-2606 any business day from 8 a.m. to
David B. Stone - Chairman, North American                   8 p.m. Eastern time.
Management Corp. (investment adviser)
                                                            For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                          call toll free: 1-800-637-6576 any business day
Massachusetts Financial Services Company                    from 9 a.m. to 5 p.m. Eastern time. (To use
500 Boylston Street                                         this service, your phone must be equipped with
Boston, MA 02116-3741                                       a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                                 For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                                 or stock and bond outlooks, call toll free:
500 Boylston Street                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                       touch-tone telephone.

CHAIRMAN AND PRESIDENT                                      World Wide Web
Jeffrey L. Shames*                                          www.mfs.com

PORTFOLIO MANAGERS
Thomas D. Barrett*
Stephen Pesek*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+Independent Trustee
*MFS Investment Management

MASSACHUSETTS INVESTORS                                             ------------
GROWTH STOCK FUND                                                     BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
  We invented the mutual fund(R)                                    ------------

500 Boylston Street
Boston, MA 02116-3741






(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MIG-3  7/00  861M  13/213/313/813